Exhibit No. 99.1

                           Annual Summary Statement


       NEWCOURT RECEIVABLES ASSET TRUST
       SUMMARY OF PERFORMANCE TO DECEMBER 31,1996



  i)   OUTSTANDING BALANCES,
       PRINCIPAL AND INTEREST
       PAID

       ------------------------------------------------------------------------------------------------------------------
       CLASS A NOTES

                                   Opening           Mar-96           Apr-96            May-96            Jun-96

       Outstanding Balances

       Series 1996-1             119,656,814.00   117,058,069.45    114,067,111.96    109,618,786.94   105,486,274.38
       Series 1996-2                       0.00             0.00              0.00              0.00             0.00
       Series 1996-3                       0.00             0.00              0.00              0.00             0.00

       Total                     119,656,814.00   117,058,069.45    114,067,111.96    109,618,786.94   105,486,274.38


       Principal Paid

       Series 1996-1                                2,598,744.55      2,990,957.49      4,448,325.02     4,132,512.56
       Series 1996-2                                        0.00              0.00              0.00             0.00
       Series 1996-3                                        0.00              0.00              0.00             0.00

       Total                                        2,598,744.55      2,990,957.49      4,448,325.02     4,132,512.56


       Interest Paid

       Series 1996-1                                  677,058.14        662,353.58        645,429.74       620,259.64
       Series 1996-2                                        0.00              0.00              0.00             0.00
       Series 1996-3                                        0.00              0.00              0.00             0.00

       Total                                          677,058.14        662,353.58        645,429.74       620,259.64


       ---------------------------------------------------------------------------------------------------------------------------

       CLASS A NOTES

                                 Jul-96            Aug-96           Sep-96          Oct-96            Nov-96          Dec-96

       Outstanding Balances

       Series 1996-1           101,897,526.11    98,973,086.43     95,352,731.61   91,142,688.14     87,913,535.83   85,632,689.93
       Series 1996-2                     0.00   166,284,468.18    163,045,052.34  159,104,291.62    155,445,092.94  150,516,984.31
       Series 1996-3                     0.00             0.00              0.00            0.00    183,416,224.44  178,196,827.44

       Total                   101,897,526.11   265,257,554.61    258,397,783.95  250,246,979.76    426,774,853.21  414,346,501.68


       Principal Paid

       Series 1996-1             3,588,748.27     2,924,439.68      3,620,354.82    4,210,043.47      3,229,152.31    2,280,845.90
       Series 1996-2                     0.00     3,526,393.82      3,239,415.84    3,940,760.72      3,659,198.68    4,928,108.63
       Series 1996-3                     0.00             0.00              0.00            0.00      4,756,648.56    5,219,397.00

       Total                     3,588,748.27     6,450,833.50      6,859,770.66    8,150,804.19     11,644,999.55   12,428,351.53


       Interest Paid

       Series 1996-1               596,876.50       576,570.17        560,022.71      539,537.54        515,715.71      497,444.09
       Series 1996-2                     0.00       972,167.18        951,978.58      933,432.92        910,872.07      889,923.16
       Series 1996-3                     0.00             0.00              0.00            0.00        978,498.94      953,764.37

       Total                       596,876.50     1,548,737.35      1,512,001.29    1,472,970.46      2,405,086.72    2,341,131.62

       ---------------------------------------------------------------------------------------------------------------------------

       CLASS B NOTES

                                   Opening           Mar-96           Apr-96            May-96            Jun-96

       Outstanding Balances

       Series 1996-1               5,202,470.00     5,202,470.00      5,202,470.00      4,922,304.56     4,797,281.23
       Series 1996-2                                        0.00              0.00              0.00             0.00
       Series 1996-3                                        0.00              0.00              0.00             0.00

       Total                       5,202,470.00     5,202,470.00      5,202,470.00      4,922,304.56     4,797,281.23


       Principal Paid

       Series 1996-1                                        0.00              0.00        280,165.44       125,023.33
       Series 1996-2                                        0.00              0.00              0.00             0.00
       Series 1996-3                                        0.00              0.00              0.00             0.00

       Total                                                0.00              0.00        280,165.44       125,023.33


       Interest Paid

       Series 1996-1                                   32,645.50         32,645.50         32,645.50        30,887.46
       Series 1996-2                                        0.00              0.00              0.00             0.00
       Series 1996-3                                        0.00              0.00              0.00             0.00

       Total                                           32,645.50         32,645.50         32,645.50        30,887.46

       ---------------------------------------------------------------------------------------------------------------------------
       CLASS B NOTES

                                 Jul-96            Aug-96           Sep-96          Oct-96            Nov-96          Dec-96

       Outstanding Balances

       Series 1996-1             4,684,747.79     4,589,290.08      4,467,414.48    4,331,812.36      4,220,216.48    4,162,261.24
       Series 1996-2                     0.00     7,276,464.23      7,191,066.09    7,098,087.07      6,988,547.91    6,842,357.15
       Series 1996-3                     0.00             0.00              0.00            0.00      8,027,678.26    7,878,205.85

       Total                     4,684,747.79    11,865,754.31     11,658,480.57   11,429,899.43     19,236,442.65   18,882,824.24


       Principal Paid

       Series 1996-1               112,533.44        95,457.71        121,875.60      135,602.12        111,595.88       57,955.24
       Series 1996-2                     0.00       106,616.77         85,398.14       92,979.02        109,539.16      146,190.76
       Series 1996-3                     0.00             0.00              0.00            0.00        153,750.74      149,472.41

       Total                       112,533.44       202,074.48        207,273.74      228,581.14        374,885.78      353,618.41


       Interest Paid

       Series 1996-1                30,102.94        29,396.79         28,797.80       28,033.03         27,182.12       26,481.86
       Series 1996-2                     0.00        46,390.36         45,720.45       45,183.87         44,599.65       43,911.38
       Series 1996-3                     0.00             0.00              0.00            0.00         47,111.40       46,226.05

       Total                        30,102.94        75,787.15         74,518.25       73,216.90        118,893.17      116,619.29

       ---------------------------------------------------------------------------------------------------------------------------
       CLASS C NOTES

                                   Opening           Mar-96           Apr-96            May-96            Jun-96

       Outstanding Balances

       Series 1996-1               5,202,470.00     5,202,470.00      5,202,470.00      4,922,304.56     4,797,281.23
       Series 1996-2                                        0.00              0.00              0.00             0.00
       Series 1996-3                                        0.00              0.00              0.00             0.00

       Total                       5,202,470.00     5,202,470.00      5,202,470.00      4,922,304.56     4,797,281.23


       Principal Paid

       Series 1996-1                                        0.00              0.00        280,165.44       125,023.33
       Series 1996-2                                        0.00              0.00              0.00             0.00
       Series 1996-3                                        0.00              0.00              0.00             0.00

       Total                                                0.00              0.00        280,165.44       125,023.33


       Interest Paid

       Series 1996-1                                   24,436.45              0.00         93,846.94        37,122.38
       Series 1996-2                                        0.00              0.00              0.00             0.00
       Series 1996-3                                        0.00              0.00              0.00             0.00

       Total                                           24,436.45              0.00         93,846.94        37,122.38

       ---------------------------------------------------------------------------------------------------------------------------
       CLASS C NOTES

                                 Jul-96            Aug-96           Sep-96          Oct-96            Nov-96          Dec-96

       Outstanding Balances

       Series 1996-1             4,684,747.79     4,589,290.08      4,467,414.48    4,331,812.36      4,220,216.48    4,162,261.24
       Series 1996-2                     0.00     7,276,464.23      7,191,066.09    7,098,087.07      6,988,547.91    6,842,357.15
       Series 1996-3                     0.00             0.00              0.00            0.00      8,027,678.26    7,878,205.85

       Total                     4,684,747.79    11,865,754.31     11,658,480.57   11,429,899.43     19,236,442.65   18,882,824.24


       Principal Paid

       Series 1996-1               112,533.44        95,457.71        121,875.60      135,602.12        111,595.88       57,955.24
       Series 1996-2                     0.00       106,616.77         85,398.14       92,979.02        109,539.16      146,190.76
       Series 1996-3                     0.00             0.00              0.00            0.00        153,750.74      149,472.41

       Total                       112,533.44       202,074.48        207,273.74      228,581.14        374,885.78      353,618.41


       Interest Paid

       Series 1996-1                36,179.50        35,330.81         34,610.90       33,691.75         32,669.08       31,827.47
       Series 1996-2                     0.00        56,726.67         55,907.50       55,251.36         54,536.97       53,695.34
       Series 1996-3                     0.00             0.00              0.00            0.00         59,042.65       57,933.08

       Total                        36,179.50        92,057.48         90,518.40       88,943.11        146,248.70      143,455.89

       ---------------------------------------------------------------------------------------------------------------------------


 ii)   PORTFOLIO PERFORMANCE

       ------------------------------------------------------------------------------------------------------------------
                                                     Mar-96           Apr-96            May-96            Jun-96

       Delinquency

       31-60 days past due                             5,963,751         5,335,288         5,567,100        5,429,413
       61-90 days past due                               998,846           841,986           740,468          708,654
       over 90 days past due                             214,687           443,094           724,549          543,102


       Losses

       Gross Charge-Offs                                 214,687           188,037           632,132          429,472
       Recoveries                                        180,000           138,000           624,792          372,639
       Net Charge-Offs                                    34,687            50,037             7,340           56,833

       ------------------------------------------------------------------------------------------------------------------
                                 Jul-96            Aug-96           Sep-96          Oct-96            Nov-96          Dec-96

       Delinquency

       31-60 days past due          4,984,964       11,535,809        11,533,731      11,498,540        19,265,159      19,340,875
       61-90 days past due            636,137        1,495,513         1,978,633       1,988,977         3,367,053       3,359,164
       over 90 days past due          374,889          460,084           788,411         939,431         1,092,315       1,079,062


       Losses

       Gross Charge-Offs              189,272          165,884           452,195         308,381           297,294         257,953
       Recoveries                     162,200          132,000           327,081         196,321           271,600         115,811
       Net Charge-Offs                 27,072           33,884           125,114         112,060            25,694         142,142

       ---------------------------------------------------------------------------------------------------------------------------

       NOTE:  The Gross
       Charge-Off amount in
       the Losses section
       identified in the
       respective month is
       included in the
       balance of "over 90
       days past due"
       reported in the
       Delinquency section


       ------------------------------------------------------------------------------------------------------------------

 iii)  RESERVE ACCOUNT

       ------------------------------------------------------------------------------------------------------------------
                                                     Mar-96           Apr-96            May-96            Jun-96


       Beginning Balance                            1,300,617.54      1,275,719.27      1,263,133.05     1,230,576.18



       Additional Reserve for                               0.00              0.00              0.00             0.00
       Series 1996-2

       Additional Reserve for                               0.00              0.00              0.00             0.00
       Series 1996-3

       Interest Earnings                                    0.00            378.46          6,191.77         5,774.89

       Interest Earnings
       to Newcourt                                          0.00          (378.46)        (6,191.77)       (5,774.89)


       Reserve Repatriation                          (24,898.27)       (12,586.22)       (32,556.87)      (31,255.83)


       Ending Balance                               1,275,719.27      1,263,133.05      1,230,576.18     1,199,320.35


       ---------------------------------------------------------------------------------------------------------------------------
                                 Jul-96            Aug-96           Sep-96          Oct-96            Nov-96          Dec-96


       Beginning Balance         1,199,320.35     1,112,670.22      2,889,890.64    2,817,147.46      2,731,067.79    2,657,761.58



       Additional Reserve for            0.00     1,845,770.00              0.00            0.00              0.00            0.00
       Series 1996-2

       Additional Reserve for            0.00             0.00              0.00            0.00              0.00    2,045,357.00
       Series 1996-3

       Interest Earnings             5,802.63         4,942.43          4,998.77       13,565.83         11,947.47       12,174.51

       Interest Earnings
       to Newcourt                 (5,802.63)       (4,942.43)        (4,998.77)     (13,565.83)       (11,947.47)     (12,174.51)


       Reserve Repatriation       (86,650.13)      (68,549.58)       (72,743.18)     (86,079.67)       (73,306.21)    (181,997.07)


       Ending Balance            1,112,670.22     2,889,890.64      2,817,147.46    2,731,067.79      2,657,761.58    4,521,121.51

       ---------------------------------------------------------------------------------------------------------------------------

 iii)  CASH COLLATERAL ACCOUNT

       ---------------------------------------------------------------------------------------------------------------------------
                                                     Mar-96           Apr-96            May-96            Jun-96

       Beginning Balance


       Interest Earnings

       Interest Earnings
       to Newcourt


       Cash Collateral
       Repatriation


       Ending Balance


       ---------------------------------------------------------------------------------------------------------------------------
                                 Jul-96            Aug-96           Sep-96          Oct-96            Nov-96          Dec-96

       Beginning Balance                                                                              1,640,227.00    1,626,781.26


       Interest Earnings                                                                                      0.00            0.00

       Interest Earnings                                                                                      0.00            0.00
       to Newcourt


       Cash Collateral                                                                                 (13,445.74)     (14,710.93)
       Repatriation


       Ending Balance                                                                                 1,626,781.26    1,612,070.33
